Exhibit 99.1

Lakeland Industries Inc. Reports Fiscal 2015 Second Quarter Financial Results

Manufacturing and Operational Efficiencies Drive

Gross Margin to Highest Level in Company History

RONKONKOMA, NY – September 10, 2014 -- Lakeland Industries, Inc. (NASDAQ: LAKE), a leading global manufacturer of industrial protective clothing for industry, municipalities, healthcare and to first responders on the federal, state and local levels, today announced financial results for its fiscal 2015 second quarter ended July 31, 2014. For financial reporting presentation purposes, the operating results in Brazil are excluded from many of the statements in this announcement because the Company’s commercial lender has excluded Brazil from most covenant calculations as well as other related factors and due to the restructuring of those operations which has resulted in significant losses for the past two years that distorts analysis for the balance of the global businesses.

Financial Results Highlights -- Second Quarter Fiscal 2015 and Recent Company Developments*

o	Sales worldwide were $24.6M this year and $24.6M last year. Excluding Brazil, sales were $22.8M this year compared with $22.9M last year.
o	Sales growth achieved in China/Asia Pacific, UK, Latin America and Canada
o	Gross margin worldwide was 32.8%, compared to 30.3% last year. Excluding Brazil, gross margin increased from 32.0% last year to 32.6% this year. Consolidated gross margin reaches highest level ever.
o	Operating expenses worldwide increased by $0.4M and increased as a percent of sales to 26.8% from 25.0% last year. Operating expenses for Lakeland worldwide, excluding Brazil, increased by $0.5M, mainly as a result of foreign exchange losses in Argentina, an ongoing Enterprise Resource Planning (ERP) System conversion in the US, higher amortization of bank fees resulting from the financing closed in Q2 last year and new sales staff in Mexico. Operating expenses as a percent of sales, excluding Brazil, increased from 22.5% to 24.7%.
o	Operating income was $1.5M vs. $1.3M last year. Excluding Brazil, operating income was $1.8M this year vs. $2.2M last year.
o	Brazil Q2 operating loss was reduced to $331K this year vs. $881K last year.
o	Adjusted EBITDA worldwide was $1.8M vs. $1.9M last year. Excluding Brazil, Adjusted EBITDA was $2.1M this year vs. $2.7M last year. The reduction in EBITDA was due to the operating expenses as described above.
o	Net loss of $(0.4)M, $(0.07) per share vs. income of $4.1M, $0.74 per share last year.
o	Net loss this year included a non-cash tax charge of $325K (or $0.06 per share) for a dividend from the Company’s China subsidiary, $0.5M (or $0.08 per share) charge in Brazil for labor litigation and a VAT tax charge; last year’s net income benefited from a reversal of a deferred tax valuation allowance of $4.5M or $0.79 per share.
o	Net income this year, without Brazil and without the tax on the dividend, would have been $0.15 per share in Q2 and $0.22 per share for the six-months ended July 31, 2014, compared with $0.10 and $0.28 for the Q2 and six-month periods of the prior year without the reversal of the tax valuation allowance.
o	Prepaid $500,000 toward subordinated debt with prepayment penalty waived.
o	Completed first phase of the refinancing of Lakeland Brazil.
o	The banking covenants are mainly based on world-wide adjusted EBITDA, excluding Brazil. Further there is a covenant prohibiting any new cash investment or advances from the parent company into Brazil. The bank has structured this in a way that allows management the freedom to restructure in Brazil.

*Includes non-GAAP measures – see table included herein for reconciliation to GAAP measures

Management’s Comments

Christopher J. Ryan, President and Chief Executive Officer of Lakeland Industries, stated, “The growth in our international operations, including Brazil, remain intact. At the same time, while business mix and large order flows resulted in a modest decline in year-over-year domestic sales, business activity remains robust and we foresee increased global demand. To capitalize on this favorable outlook, we continued our strategy from the first quarter of increasing spending on business development activities while aggressively managing our other costs to drive improved profitability. We are beginning to experience the desired results as consolidated gross margin reached the highest level ever for Lakeland and operating profit increased 13% year-over-year amid substantially higher selling, general and administrative expenses intended to drive future sales growth and the operating loss from our subsidiary in Brazil which is seeking to go through a turnaround.

“In Brazil, the turnaround is showing steady indications of progress as it nears completion, with second quarter sales increasing by 6%. For the second consecutive quarter, operating losses declined by over 60% as compared with prior year periods. Breakeven is now within reach for our Brazil subsidiary, although it is still absorbing non-operating expenses due to the resolution of prior issues. After the end of the quarter, we completed the first phase of the refinancing of Lakeland Brazil. This represents a significant step in establishing the subsidiary as financially self-sustaining while maintaining the financial integrity of the parent company through the non-recourse nature of subsidiary financing facilities, although the lending environment in Brazil is more difficult lately due to the recent recessionary economy.

“Given Mexico’s new spending on oil and gas exploration with foreign partners, we expect Mexican sales to grow nicely over the next few years. We have realigned and upgraded the Mexican sales staff to accommodate the economic growth trends in the region. As we look ahead, we remain encouraged by the global growth trends and our strengthening operational and financial condition which should enable us to drive improved profitability from the leverage in our business.”

Operating Earnings and Adjusted EBITDA - Lakeland
Consolidated with and without Brazil

($000)	Quarter Ended July 31, 2014			Quarter Ended July 31, 2013
	Lakeland consolidated	Brazil	Lakeland worldwide excluding Brazil	Lakeland consolidated	Brazil	Lakeland worldwide excluding Brazil
Sales	$24,610	$1,798	$22,812	$24,639	$1,701	$22,938
Year over Year growth	(0.1)%	5.7%	(0.5)%	4.9%	(63.8)%	22.0%

Gross Profit	8,062	625	7,437	7,462	118	7,345
Gross Margin	32.8%	34.8%	32.6%	30.3%	6.9%	32.0%
Operating Expenses	6,596	956	5,640	6,165	999	5,166
Operating expense as % of sales	26.8%	53.2%	24.7%	25.0%	58.7%	22.5%
Operating Income	1,468	(331)	1,799	1,297	(881)	2,178
Other income (loss), net-mainly labor litigation and VAT tax in Brazil in current year and foreign exchange losses in Brazil last year	(468)	(450)	(18)	(296)	(360)	64
Add Other Income	(25)	(25)	-----	27	-----	27
Add Depreciation and Amortization	325	67	258	343	77	266
EBITDA	1,300	(739)	2,039	1,371	(1,164)	2,535

Equity Compensation	25	-----	25	84	-----	84
Financing Fees in Other Expense	-----	-----	-----	(75)	-----	(75)
Qingdao plant relocation costs and costs of sale	-----	-----	-----	160	-----	160
Brazil additional Foreign Exchange losses	25	25	-----	360	360	-----
Brazil additional VAT tax charge	76	76	-----	-----	-----	-----
Brazil Labor Litigation	374	374	-----	-----	-----	-----
ADJUSTED EBITDA	$1,800	$(264)	$2,064	$1,900	$(804)	$2,704

Numbers may not add due to rounding

*This table is a reconciliation of GAAP to non-GAAP Financial Measures.

**Brazil numbers, as presented in this table, include immaterial intercompany transactions.

Operating Earnings and Adjusted EBITDA - Lakeland
Consolidated with and without Brazil

($000)	Six-Months Ended July 31, 2014			Six-Months Ended July 31, 2013
	Lakeland consolidated	Brazil	Lakeland worldwide excluding Brazil	Lakeland consolidated	Brazil	Lakeland worldwide excluding Brazil
Sales	$48,118	$3,546	$44,572	$46,376	$3,484	$42,892
Year over Year growth	3.8%	1.8%	3.9%	(2.3)%	(64.8)%	14.1%

Gross Profit	15,162	1,220	13,943	13,542	416	13,126
Gross Margin	31.5%	34.4%	31.3%	29.2%	11.9%	30.6%
Operating Expenses	13,112	1,827	11,285	12,482	2,227	10,255
Operating expense as % of sales	27.2%	51.5%	25.3%	26.9%	63.9%	23.9%
Operating Income	2,050	(606)	2,656	1,060	(1,811)	2,871
Other income (loss), net-mainly labor litigation and VAT tax in Brazil in current year and foreign exchange losses in Brazil last year	(426)	(411)	(15)	(452)	(387)	(65)
Add Other Income (Expense)	13	(25)	38	28	-----	28
Add Depreciation and Amortization	700	142	558	777	167	610
EBITDA	2,337	(900)	3,237	1,413	(2,031)	3,444

Equity Compensation	49	-----	49	159	-----	159
Brazil Additional Severance and Executive Recruiter Fees	-----	-----	-----	80	50	30
Financing Fees in Other Expense (adjustments)	-----	-----	-----	75	-----	75
Qingdao plant relocation costs and costs of sale	-----	-----	-----	480	-----	480
Brazil additional Foreign Exchange losses (gains)	(13)	(13)	-----	387	387	-----
Brazil additional VAT tax charge	76	76	-----	-----	-----	-----
Brazil Labor Litigation	374	374	-----	-----	-----	-----
Inventory Reserve in USA and China-discontinued product lines raw material/finished goods	300	-----	300	-----	-----	-----
PA plant shutdown costs	235	-----	235	-----	-----	-----
ADJUSTED EBITDA	$3,358	$(463)	$3,821	$2,594	$(1,594)	$4,188

Numbers may not add due to rounding

*This table is a reconciliation of GAAP to non-GAAP Financial Measures.

**Brazil numbers, as presented in this table, include immaterial intercompany transactions.

Earnings and EPS - Lakeland - Consolidated with and without Brazil

	Lakeland consolidated	Brazil	Lakeland worldwide excluding Brazil	Lakeland consolidated	Brazil	Lakeland worldwide excluding Brazil
($000)	Quarter Ended July 31, 2014			Quarter Ended July 31, 2013
EARNINGS AND EPS:
Operating Income	1,468	(331)	1,799	1,297	(881)	2,178
Other (Expenses) Income	(468)	(450)	(18)	(296)	(360)	64
Add Other Income	(25)	(25)	-----	27	-----	27
Interest Expense	(683)	(166)	(517)	(467)	320	(787)
Pretax Income	292	(972)	1,264	561	(921)	1,482
Income Tax (Expense) benefit	(676)	-----	(676)	3,611	-----	3,611
Net Income	(384)	(972)	588	4,171	(921)	5,093
# Shares For Basic EPS (000s)	5,925	5,925	5,925	5,560	5,560	5,560
EPS	$(0.065)	$(0.164)	$0.099	$0.750	$(0.166)	$0.916
FY14 Includes Reversal of Deferred Tax Valuation $4.5M	-----	-----	-----	4,544	-----	4,544
EPS Effect	-----	-----	-----	$0.817	-----	$0.817
EPS Without Valuation Reserve Reversal	-----	-----	-----	$(0.067)	$(0.166)	$0.099

	Six-Months Ended July 31, 2014			Six-Months Ended July 31, 2013
Operating Income	2,050	(606)	2,656	1,060	(1,811)	2,871
Other (Expenses) Income	(426)	(411)	(15)	(452)	(387)	(65)
Add Other Income	13	(25)	38	28	-----	28
Interest Expense	(1,323)	(328)	(995)	(741)	(562)	(179)
Pretax Income	314	(1,370)	1,684	(105)	(2,760)	2,655
Income Tax (Expense) benefit	(699)	-----	(699)	3,432	-----	3,432
Net Income	(385)	(1,370)	985	3,327	(2,760)	6,087
# Shares For Basic EPS (000s)	5,924	5,924	5,924	5,445	5,445	5,445
EPS	$(0.065)	$(0.231)	$0.166	$0.611	$(0.507)	$1.118
FY 14 Includes Reversal of Deferred Tax Valuation $4.5 mm	-----	-----	-----	4,544	-----	4,544
EPS Effect	-----	-----	-----	$0.835	-----	$0.835
EPS Without Valuation Reserve Reversal	-----	-----	-----	$(0.224)	$(0.507)	$0.283

Numbers may not add due to rounding

*This table is a reconciliation of GAAP to non-GAAP Financial Measures.

**Brazil numbers, as presented in this table, include immaterial intercompany transactions.

Table continued on next page

Table continued from preceding page

	Lakeland consolidated	Brazil	Lakeland worldwide excluding Brazil	Lakeland consolidated	Brazil	Lakeland worldwide excluding Brazil
	Quarter Ended July 31, 2014			Quarter Ended July 31, 2013
Other Impact on EPS:
Tax Charge for WF Dividend	325	-----	325	-----	-----	-----
EPS	$0.055	-----	$0.055	-----	-----	-----
Brazil Labor Charge and VAT Settlement	450	450	-----	-----	-----	-----
EPS	$0.076	$0.076	-----	-----	-----	-----
EPS Without Brazil and Without Tax on WF Dividend / Without Tax Valuation Reserve PY	$0.065	$(0.088)	$0.153	$(0.067)	$(0.166)	$0.099

	Six-Months Ended July 31, 2014			Six-Months Ended July 31, 2013
Tax Charge for WF Dividend	325	-----	325	-----	-----	-----
EPS	$0.055	-----	$0.055	-----	-----	-----
EPS Without Brazil and Without Tax on WF Dividend / Without Tax Valuation Reserve PY	$(0.011)	$(0.231)	$0.220	$(0.224)	(0.507)	$0.283

Numbers may not add due to rounding

*This table is a reconciliation of GAAP to non-GAAP Financial Measures.

**Brazil numbers, as presented in this table, include immaterial intercompany transactions.

Financial Results Conference Call

Lakeland will host a conference call at 4:30 PM (EDT) today to discuss the Company’s second quarter fiscal 2015 financial results. The conference call will be hosted by Christopher J. Ryan, Lakeland’s Chief Executive Officer and Gary Pokrassa, Lakeland’s Chief Financial Officer. Investors can listen to the call by dialing 877-870-4263 (Domestic) or 412-317-0790 (International) or 855-669-9657 (Canada), Pass Code 10052047.

For a replay of this call, dial 877-344-7529 (Domestic) or 412-317-0088 (International) or 855-669-9658 (Canada), Pass Code 10052047.

About Lakeland Industries, Inc.:

Lakeland Industries, Inc. (NASDAQ: LAKE) manufactures and sells a comprehensive line of safety garments and accessories for the industrial protective clothing market. The Company’s products are sold by a direct sales force and through independent sales representatives to a network of over 1,200 safety and mill supply distributors. These distributors in turn supply end user industrial customers such as chemical/petrochemical, automobile, steel, glass, construction, smelting, janitorial, pharmaceutical and high technology electronics manufacturers, as well as hospitals and laboratories. In addition, Lakeland supplies federal, state, and local government agencies, fire and police departments, airport crash rescue units, the Department of Defense, the Centers for Disease Control and Prevention, and many other federal and state agencies. For more information concerning Lakeland, please visit the Company online at www.lakeland.com.

Contacts:

Lakeland Industries	Darrow Associates
631-981-9700	631-367-1866
Christopher Ryan, CJRyan@lakeland.com	Jordan Darrow, jdarrow@darrowir.com
Gary Pokrassa, GAPokrassa@lakeland.com

# # #

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in Press Releases and Forms 8-K, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. All statements, other than statements of historical facts, which address Lakeland’s expectations of sources or uses for capital or which express the Company’s expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. As a result, there can be no assurance that Lakeland’s future results will not be materially different from those described herein as “believed,” “projected,” “planned,” “intended,” “anticipated,” “estimated” or “expected,” or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company’s expectations or any change in events conditions or circumstances on which such statement is based.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA and consolidated income, excluding Brazil. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measures used by the Company in this press release may be different from the methods used by other companies.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this press release. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Lakeland Industries, Inc. and Subsidiaries

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands except share data)

July 31, 2014 and January 31, 2014

	July 31,	January 31,
	2014	2014
ASSETS	(Unaudited)	(Unaudited)
Current assets
Cash and cash equivalents	$6,173	$4,555
Accounts receivable, net of allowance for doubtful accounts of $376,700 and $588,800 at July 31, 2014 and January 31, 2014, respectively	15,988	13,795
Inventories, net	39,510	39,844
Deferred income taxes	4,634	4,707
Prepaid income tax	1,417	471
Other current assets	2,204	2,108
Total current assets	69,926	65,481
Property and equipment, net	11,973	12,069
Prepaid VAT and other taxes, noncurrent	2,488	2,379
Security deposits	1,452	1,415
Intangibles, prepaid bank fees and other assets, net	1,239	1,533
Goodwill	871	871
Total assets	$87,949	$83,750
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$8,226	$8,181
Accrued compensation and benefits	2,015	1,189
Other accrued expenses	2,321	1,554
Current maturity of long-term debt	50	50
Current maturity of arbitration settlement	1,000	1,000
Short-term borrowing	4,465	2,559
Borrowings under revolving credit facility	13,385	12,415
Total current liabilities	31,462	26,949
Accrued arbitration award in Brazil (net of current maturities)	3,336	3,759
Long-term portion of Canada and Brazil loans	1,031	1,111
Subordinated debt, net of OID, including PIK interest	1,735	1,525
Other liabilities - accrued legal fees in Brazil	77	71
VAT taxes payable long term	3,328	3,329
Total liabilities	40,969	36,744
Stockholders’ equity
Preferred stock, $.01 par; authorized 1,500,000 shares (none issued)	-----	------
Common stock, $.01 par; authorized 10,000,000 shares, issued 5,717,122 and 5,713,180; outstanding 5,360,681 and 5,356,739 at July 31, 2014 and January 31, 2014, respectively	57	57
Treasury stock, at cost; 356,441 shares at July 31, 2014 and January 31, 2014.	(3,352)	(3,352)
Additional paid-in capital	53,402	53,365
Accumulated deficit	(978)	(592)
Accumulated other comprehensive loss	(2,149)	(2,472)
Total stockholders' equity	46,980	47,006
Total liabilities and stockholders' equity	$87,949	$83,750

Numbers may not add due to rounding

LAKELAND INDUSTRIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except share data)

(Unaudited)

For the Three Months Ended July 31, 2014 and 2013

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2014	2013	2014	2013
Net sales	$24,610	$24,639	$48,118	$46,376
Cost of goods sold	16,548	17,177	32,955	32,834
Gross profit	8,062	7,462	15,162	13,542
Operating expenses	6,595	6,165	13,112	12,482
Operating profit	1,467	1,297	2,050	1,060
Foreign Exchange gain (loss) Brazil	(25)	(360)	13	(387)
Other income (loss), net-mainly labor litigation and VBAT tax in Brazil	(468)	92	(426)	(37)
Interest expense	(683)	(467)	(1,323)	(741)
Income (loss) before taxes	291	561	314	(105)
Income tax expense (benefit)	676	(3,611)	700	(3,432)
Net income (loss)	$(386)	$4,171	$(386)	$3,327
Net income (loss) per common share:
Basic	$(0.07)	$0.75	$(0.07)	$0.61
Diluted	$(0.07)	$0.74	$(0.07)	$0.60
Weighted average common and common equivalent shares outstanding:
Basic	5,924,524	5,559,573	5,923,885	5,445,348
Diluted	5,924,524	5,668,236	5,923,885	5,519,073

Numbers may not add due to rounding